Exhibit 4.1
                      SPECIMEN OF COMMON STOCK CERTIFICATE
                    PREMUIM FINANCIAL SERVICE & LEASING, INC.

                           [________] NUMBER OF SHARES
                  OF PREMIUM FINANCIAL SERVICES & LEASING, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING

                  (100,000,000 SHARES COMMON STOCK AUTHORIZED,
                          $.001 PAR VALUE COMMON STOCK)

CUSIP NUMBER

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ________________________________________________________

IS THE RECORD HOLDER OF SHARES OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PREMIUM FINANCIAL SERVICES & LEASING, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF WYOMING, AND TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION, AS NOW OR HEREAFTER AMENDED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated:  ________________

[SEAL OF PREMIUM FINANCIAL SERVICES & LEASING, INC.]


/s / MICHAEL GOOCH                                            /s/ MICHAEL GOOCH
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      President                                                    Secretary


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ____Custodian____ TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors Act of survivorship and not as tenants in common


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        (State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(Please print or typewrite name and address including zip code of assignee)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.